UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2009
PRIME GROUP REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 917-1300.
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 31, 2009, Prime Group Realty Trust (the “Company”) announced its consolidated financial results for the fourth quarter and year ended December 31, 2008. The Press Release will be available on the Company’s Internet website (www.pgrt.com) and will also be available upon request as specified therein.
Copies of the Company’s fourth quarter and year ended December 31, 2008 earnings press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements

None

(b)	Exhibits:

Exhibit
No.	Description

99.1	Prime Group Realty Trust Fourth Quarter and Year Ended December 31, 2008 Earnings Press Release dated March 31, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST
	By:	/s/ Jeffrey A. Patterson
Jeffrey A. Patterson
Dated: March 31, 2009		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Prime Group Realty Trust Fourth Quarter and Year Ended December 31, 2008 Earnings Press Release dated March 31, 2009